EXHIBIT 10.3.13
AMENDMENT TO PROMISSORY NOTE
-AND-
PLEDGE AND SECURITY AGREEMENT

THIS AMENDMENT to Promissory Note and Pledge and Security Agreement made as of the 30 day of April, 2008, by and between David Hekemian, (hereinafter the “Borrower” or “Pledgor”) and FIRST REAL ESTATE INVESTMENT TRUST of NEW JERSEY, its successors and/or assigns, (hereinafter the “FREIT” or “Pledgee”).

W I T N E S S E T H:

WHEREAS, Borrower borrowed the sum of $506,000.00 from FREIT pursuant to a Promissory Note dated July 19, 2005 in the principal amount of $506,000.00  (the “Note”) and Borrower secured the Note by entering into a Pledge and Security Agreement of even date with the Note (the “Pledge Agreement”); and

WHEREAS, Borrower has requested FREIT increase the principal amount under the Note and to modify the Pledge Agreement accordingly; and

NOW, THEREFORE, in consideration of the payment of One and 00/100 Dollar ($1.00) and other good and valuable consideration as set forth herein, the Borrower hereto agrees as follows:

1.           The Note is hereby increased from $506,000.00 to $1,222,000.00 as of the date hereof and in all respects the terms and conditions of the Note shall remain the same, except for the increase in the principal amount thereof to the extent of the amount actually advanced there under, which advances may be made from time to time by FREIT in the same manner as if Borrower had executed a new or replacement to include the amount advanced pursuant to this Amendment Agreement.  Interest shall be payable in accordance with the Note on the unpaid principal balance.

2.           The Pledge Agreement is hereby amended to provide that all references therein to the Note shall be deemed to be amended hereby as well as any and all future modifications of the Note and any increases therein.  Except as set forth herein, the terms and conditions of the Pledge Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the day and year first above written.

WITNESS:		BORROWER / PLEDGOR:

/s/ Carolyn Jacob		/s/ David Hekemian
Borrower or Pledgor

David Hekemian
Printed

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

/s/ Carolyn Jacob	By:	/s/ Donald Barney
Donald Barney, President